Exhibit 10.1

SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 5, 2013 but effective on the Effective Date (as defined below), by and among Century Exploration New Orleans, LLC, a Delaware limited liability company, Century Exploration Houston, LLC, a Delaware limited liability company, and Century Exploration Resources, LLC, a Delaware limited liability company (each herein called a “Borrower,” and collectively, the “Borrowers”), Union Bank, N.A., individually and as administrative agent (“Administrative Agent”), and the Lenders party to the Original Agreement defined below (“Lenders”).

W I T N E S S E T H:

WHEREAS, Borrowers, Administrative Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of November 29, 2011 (as heretofore amended or modified, the “Original Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrowers as therein provided; and

WHEREAS, Borrowers, Administrative Agent and Lenders desire to amend the Original Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

Section 1.1. Terms Defined in the Original Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2. Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Second Amendment to Fourth Amended and Restated Credit Agreement.

“Amendment Documents” means (a) this Amendment and (b) the Consent and Agreement by Guarantor with respect to this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

[SECOND AMENDMENT TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT]

ARTICLE II.

AMENDMENT TO ORIGINAL AGREEMENT

Section 2.1. Indebtedness The reference to “$200,000,000” in Section 7.1(f) of the Original Agreement is hereby replaced with “$250,000,000”.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

Section 3.1. Effective Date. This Amendment shall be effective when and only when (the “Effective Date”):

(a) Administrative Agent shall have received duly executed and delivered in form and substance satisfactory to Administrative Agent, all of the following:

(i) this Amendment executed and delivered by each Borrower and each Lender;

(ii) counterparts of each other Amendment Document originally executed and delivered by the applicable Restricted Persons in form and substance acceptable to Administrative Agent and in such numbers as Administrative Agent or its counsel may reasonably request;

(iii) a certificate of the Secretary of each Restricted Person certifying that none of the resolutions, incumbency certificates and/or organizational documents of any Restricted Person as Administrative Agent has previously required have been amended, modified or terminated since they were delivered, and certifying resolutions authorizing this Amendment; and

(iv) such documents and certifications as Administrative Agent may reasonably require to evidence that each Restricted Person is duly organized or formed, and that each Restricted Person is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification.

(b) Administrative Agent shall have received all documents and instruments which Administrative Agent has then reasonably requested, in addition to those described in this Section 3.1. All such additional documents and instruments shall be reasonably satisfactory to Administrative Agent in form, substance and date.

(c) Borrowers shall have paid, in connection with the Loan Documents, all recording, handling, and other fees and reimbursements required to be paid to Administrative Agent pursuant to any Loan Documents, including fees and disbursements of attorneys.

[SECOND AMENDMENT TO
2	FOURTH AMENDED AND RESTATED CREDIT AGREEMENT]

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

Section 4.1. Representations and Warranties of Borrowers. In order to induce each Lender to enter into this Amendment, each Borrower jointly and severally represents and warrants to each Lender that:

(a) The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders and Administrative Agent.

(b) Such Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Such Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower hereunder.

(c) The execution and delivery by such Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not (i) conflict with any provision of (1) any Law, (2) the organizational documents of such Borrower, or (3) any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or (ii) result in the creation of any Lien upon any assets or properties of such Borrower except as expressly contemplated or permitted in the Loan Documents. Except as expressly contemplated in the Loan Documents, no consent, approval, authorization or order of any Tribunal or third party is required in connection with the execution and delivery by such Borrower of this Amendment or to consummate the transactions contemplated hereby.

(d) When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of such Borrower, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

Section 5.1. Ratification of Agreements. The Original Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of

[SECOND AMENDMENT TO
3	FOURTH AMENDED AND RESTATED CREDIT AGREEMENT]

the Credit Agreement, the Notes, or any other Loan Document. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights that Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any of the documents referred to therein

Section 5.2. Survival of Agreements. All representations, warranties, covenants and agreements of Borrowers herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Restricted Person hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Restricted Person under this Amendment and under the Credit Agreement.

Section 5.3. Loan Documents. This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

Section 5.4. Interpretive Provisions. Section 1.3 of the Credit Agreement is incorporated herein by reference herein as if fully set forth.

Section 5.5. Governing Law. This Amendment shall be governed in accordance with the Governing Law provisions set forth in Section 10.7 of the Credit Agreement.

Section 5.6. Counterparts; Fax. This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT, THE OTHER AMENDMENT DOCUMENTS AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this past is left blank intentionally.]

[SECOND AMENDMENT TO
4	FOURTH AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CENTURY EXPLORATION NEW ORLEANS, LLC, as Borrower

By:	/s/ Jeffrey T. Craycraft
Jeffrey T. Craycraft
Treasurer

CENTURY EXPLORATION HOUSTON, LLC, as Borrower

By:	/s/ Jeffrey T. Craycraft
Jeffrey T. Craycraft
Treasurer

CENTURY EXPLORATION RESOURCES, LLC, as Borrower

By:	/s/ Jeffrey T. Craycraft
Jeffrey T. Craycraft
Treasurer

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE]

UNION BANK, N.A.,
as Administrative Agent and a Lender

By:	/s/ Damien G. Meiburger
Damien G. Meiburger
Senior Vice President

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Robert James
Name:	Robert James
Title:	Vice President

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE]

REGIONS BANK,
as a Lender

By:	/s/ William A. Philipp
Name:	William A. Philipp
Title:	Senior Vice President

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE]

WELLS FARGO BANK, N.A.,
as a Lender

By:	/s/ Patrick J. Fults
Name:	Patrick J. Fults
Title:	Vice President

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE]

NATIXIS,
as a Lender

By:	/s/ Carlos Quinteros
Name:	Carlos Quinteros
Title:	Managing Director

By:	/s/ Timothy L. Polvado
Name:	Timothy L. Polvado
Title:	Sr. Managing Director

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - SIGNATURE PAGE]

[SECOND AMENDMENT]

CONSENT AND AGREEMENT

The undersigned hereby (i) consents to the provisions of this Amendment and the transactions contemplated herein, (ii) ratifies and confirms the Third Amended and Restated Guaranty and the Fourth Amended and Restated Security Agreement, each dated as of November 29, 2011 (collectively, the “RAAM Security Documents”) made by it for the benefit of Administrative Agent and Lenders, which RAAM Security Documents were executed pursuant to the Credit Agreement and the other Loan Documents, (iii) agrees that all of its respective obligations and covenants under the RAAM Security Documents shall remain unimpaired by the execution and delivery of this Amendment and the other documents and instruments executed in connection herewith, and (iv) agrees that the RAAM Security Documents and such other Loan Documents shall remain in full force and effect.

RAAM GLOBAL ENERGY COMPANY

By:	/s/ Jeffrey T. Craycraft
Jeffrey T. Craycraft
Treasurer

[SECOND AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT - CONSENT AND AGREEMENT]